INNOVACOM, INC.
                              1999 NONSTATUTORY STOCK OPTION PLAN



        1.     Purpose; Definitions.

               (a) Purpose. The purpose of the Plan is to attract, retain and motivate employees, officers, directors, and consultants of the Company, a parent corporation, or a subsidiary corporation of the Company, by giving them the opportunity to acquire Stock ownership in the Company.

               (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

     (i) "Administrator" means the Compensation Committee referred to in Section 4 in its capacity as administrator of the Plan, or the Board in the event that it abolishes the Compensation Committee and reinvests in the Board the administration of the Plan.

     (ii) "Board" means the Board of Directors of InnovaCom.

     (iii) "Commission" means the Securities and Exchange Commission and successor agency.

     (iv) "Company" means InnovaCom, Inc., a Nevada corporation, its parent corporation, or subsidiary corporation, if any.

     (v) "Director" shall mean a member of the Board.

     (vi) "Non-Employee Director" has the meaning set forth in Rule 16b-3 under the Exchange Act, and any successor definition adopted by the Commission.

     (vii) "Effective Date" has the meaning set forth in Section 2.

     (viii) "Eligible Person" shall mean any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     (ix) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     (x) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a


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national  securities  exchange,  the last price for the Stock on such  date,  as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market Reporting System, the mean between the closing bid and asked price for the stock on such date, as furnished by the NASD; and
(iv) if the stock is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under the Plan.

     (xi) "Grant Date" means the date of grant of any Option.

     (xii) "Officer" shall mean an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     (xiii) "Option" shall mean an option to purchase Common Stock under this this Plan and each Option shall be designated by the Administrator as a Non-qualified Stock Option.

     (xiv) "Option Agreement" means the written option agreement covering an Option.

     (xv) "Optionee" means the holder of an option.

     (xvi) "Parent" means any corporation (other than the employer corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (xvii) "Plan" means this InnovaCom, Inc. 1999 Nonstatutory Stock Option Plan as amended from time to time.

     (xviii)"Rule 16b-3" means Rule 16b-3 under Section 16 (b) of the Exchange Act, as amended from time to time, and any successor rule.

     (xix) "Stock" means the Common Stock, par value $0.001, of the Company, and any successor entity.

     (xx) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (xxi) "Tax Date" means the date defined in Section 6.

     (xxii)  "Vesting  Date" means the date on which an Option becomes wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.


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        2. Effective  Date;  Term of Plan. The Effective Date of this Plan shall be June 21, 1999.

        3. Number and Source of Shares of Stock Subject to the Plan. Subject to the provisions of Section 7, the total number of shares of Stock with respect to which Options may be granted under this Plan is five million (5,000,000) shares of Stock. The shares of Stock covered by any canceled, expired or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

        4. Administration of the Plan. This Plan shall be administered by a committee of at least two (2) members of the Board to which administration of this Plan is delegated by the Board, all of whom shall be Non-Employee Directors (the "Compensation Committee"). The "Administrator" shall mean the "Compensation Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section 4. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

        Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan.

        Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any division, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and reinvest in the Board the administration of the Plan.

        To the extent permitted by applicable law in effect from time to time, no member of the Compensation Committee or the Board of Directors shall be liable for any action or omission of any other member of the Compensation Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to the Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Compensation Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the
Compensation Committee or Board arising with respect to the Plan or administration thereof or out of membership on the Compensation Committee or Board or by the Company, or all or any combination of the preceding; provided, the director or Compensation Committee member was acting in good faith, within what such director or Compensation Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Compensation Committee member, and the term


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"person"  as  used  on  this  section  shall   include  the  estate,   executor,
administrator, heirs, legatees, or devisees of such person.

        5.     Grant of Options; Terms and Conditions of Grant.

               (a) Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan may be granted.

        Subject to the express provisions of the Plan, the Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

        The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten years from the Effective Date to an Eligible Person.

               (b) General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                      (i) Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, consultant or director of the Company until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

                      (ii)   Option Term.   Each Option and all rights or
obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option, and shall be subject to earlier termination as hereinafter provided.

                      (iii) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator.

                      (iv) Method of Exercise. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. Payment may be made in cash, certified check or, at the absolute discretion of the Administrator, by non- certified check.

                      (v) Restrictions on Stock; Option Agreement. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No



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Option shall be exercisable until after execution of the Option Agreement by the
Company and the Optionee.

                      (vi) Non-assignability of Option Rights. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an Option.

                      (vii) Termination of Employment/Consulting/Directorship. If for any reason including death or permanent and total disability an Optionee ceases to be employed by the Company, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within the period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date), or such less period specified by the Administrator.

                      (viii) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement evidencing the Option.

        6. Payment of Taxes. Upon the exercise of the Option by Optionee or other person of shares of an Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date"). The Administrator may, in lieu of such cash payment, withhold that number of Shares sufficient to satisfy such withholding.

        7. Adjustment for Changes in Capitalization. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 8, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of InnovaCom or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised will be made.


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        8.     Dissolution, Liquidation, Merger.

               (a) InnovaCom Not The Survivor. In the event of a dissolution or liquidation of InnovaCom, a merger, consolidation, combination or reorganization in which InnovaCom is not the surviving corporation, or a sale of substantially all of the assets of InnovaCom (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of InnovaCom, or a merger, consolidation, combination or reorganization, in which InnovaCom is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised.

               (b) InnovaCom is the Survivor. In the event of a merger, consolidation, combination or reorganization in which InnovaCom is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when InnovaCom shall be deemed to survive for purposes of this Plan.

        9. Change of Control. If there is a "change of control" in InnovaCom, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) InnovaCom issues securities equal to 50% or more of InnovaCom's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) InnovaCom issues voting securities equal to 50% or more of the issued and outstanding voting stock of InnovaCom in connection with a merger, consolidation other business combination, (iii) InnovaCom is acquired in a merger or other business combination transaction in which InnovaCom is not the surviving company, or (iv) all or substantially all of InnovaCom's assets are sold or transferred. See
Section 8 with respect to Options vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 9 and the result upon the non-exercise of the Options.

        10. Suspension and Termination. In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Board or Administrator determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or deliberate disregard of InnovaCom rules, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination,


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the Board or the Administrator  shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

        11. No Rights as Shareholder or to Continued Employment. An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 7 and 8, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company.

        12. Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, any amendment which materially increases the benefits accruing to participants under this Plan, shall be subject to the approval of the InnovaCom's shareholders.

        13. Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Nevada.